Financial Instruments	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

27. FINANCIAL INSTRUMENTS
Cenovus’s financial assets and financial liabilities consist of cash and cash equivalents, accounts receivable and accrued revenues, restricted cash, net investment in finance leases, accounts payable and accrued liabilities, risk management assets and liabilities, investments in the equity of companies, long-term receivables, lease liabilities, contingent payment, short-term borrowings, long-term debt and other liabilities. Risk management assets and liabilities arise from the use of derivative financial instruments.
A) Fair Value of Non-Derivative Financial Instruments
The fair values of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, and short-term borrowings approximate their carrying amount due to the short-term maturity of these instruments.
The fair values of restricted cash, net investment in finance leases and long-term receivables approximate their carrying amount due to the specific non-tradeable nature of these instruments.
Long-term debt is carried at amortized cost. The estimated fair value of long-term borrowings has been determined based on period-end trading prices of long-term borrowings on the secondary market (Level 2). As at June 30, 2022, the carrying value of Cenovus’s long-term debt was $11.2 billion and the fair value was $10.7 billion (December 31, 2021, carrying value – $12.4 billion, fair value – $13.7 billion).
Equity investments classified as fair value through profit or loss (“FVTPL”) comprise equity investments in public companies. These assets are carried at fair value on the Consolidated Balance Sheets in other assets. Fair value is determined based on quoted prices in active markets (Level 1).
The Company classifies certain private equity investments as FVOCI as they are not held for trading and fair value changes are not reflective of the Company’s operations. These assets are carried at fair value on the Consolidated Balance Sheets in other assets. Fair value is determined based on recent private placement transactions (Level 3) when available.
The following table provides a reconciliation of changes in the fair value of private equity investments classified as FVOCI:

Total
As at December 31, 2021	53
Changes in Fair Value (1)	—
As at June 30, 2022	53
(1)     Changes in fair value are recorded in OCI.
B) Fair Value of Risk Management Assets and Liabilities
The Company’s risk management assets and liabilities consist of crude oil, natural gas, refined product swaps and futures, and renewable power contracts, and if entered into, forwards, options, as well as condensate futures and swaps, foreign exchange and interest rate swaps.
Crude oil, natural gas, condensate, and refined product contracts are recorded at their estimated fair value based on the difference between the contracted price and the period-end forward price for the same commodity, using quoted market prices or the period-end forward price for the same commodity extrapolated to the end of the term of the contract (Level 2). The fair value of foreign exchange rate contracts, and interest rate swaps are calculated using external valuation models which incorporate observable market data, including foreign exchange forward curves (Level 2) and interest rate yield curves (Level 2), respectively. The fair value of cross currency interest rate swaps are calculated using external valuation models which incorporate observable market data, including foreign exchange forward curves (Level 2) and interest rate yield curves (Level 2).
The fair value of renewable power contracts are calculated using internal valuation models that incorporate broker pricing for relevant markets, some observable market prices and extrapolated market prices with inflation assumptions (Level 3). The fair value of renewable power contracts are calculated by Cenovus’s internal valuation team that consists of individuals who are knowledgeable and have experience in fair value techniques.
Risk management assets and liabilities are carried at fair value on the Consolidated Balance Sheets in accounts receivable and accrued revenues, and accounts payable and accrued liabilities (for short-term positions) and other liabilities (for long-term positions). Changes in fair value are recorded in the Consolidated Statement of Earnings within (gain) loss on risk management.
On April 4, 2022, Cenovus announced the suspension of its crude oil sales price risk management activities related to WTI. Given the strength of Cenovus’s balance sheet and liquidity position, the Company determined these programs are no longer required to support financial resilience. All WTI positions related to crude oil sales price risk management were closed by June 30, 2022. A realized net loss related to these contracts of $467 million was recorded during the three months ended June 30, 2022.
Summary of Unrealized Risk Management Positions

	June 30, 2022			December 31, 2021
	Risk Management			Risk Management
As at	Asset	Liability	Net	Asset	Liability	Net
Crude Oil, Natural Gas, Condensate and Refined Products	30	29	1	46	116	(70)
Renewable Power Contracts	3	4	(1)	—	—	—
Foreign Exchange Rate Contracts	1	—	1	2	—	2
	34	33	1	48	116	(68)
Level 2 prices sourced from observable data or market corroboration refers to the fair value of contracts valued in part using active quotes and in part using observable, market-corroborated data. Level 3 prices are sourced from partially observable data used in internal valuations.
The following table presents the Company’s fair value hierarchy for risk management assets and liabilities carried at fair value:

As at	June 30, 2022	December 31, 2021
Level 2 – Prices Sourced From Observable Data or Market Corroboration	2	(68)
Level 3 – Prices Sourced From Partially Observable Data (1)	(1)	—
	1	(68)
(1)     Includes renewable power contracts with a fair value of $1 million (loss) as at June 30, 2022 (December 31, 2021 – $nil).
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The following table provides a reconciliation of changes in the fair value of Cenovus’s risk management assets and liabilities from January 1 to June 30:

2022
Fair Value of Contracts, Beginning of Year	(68)
Change in Fair Value of Contracts in Place at Beginning of Year	(11)
Change in Fair Value of Contracts Entered Into During the Period	(1,557)
Fair Value of Contracts Realized During the Period	1,638
Unrealized Foreign Exchange Gain (Loss) on U.S. Dollar Contracts	(1)
Fair Value of Contracts, End of Period	1
C) Fair Value of Contingent Payment
The contingent payment (level 3) associated with the acquisition of a 50 percent interest in FCCL from ConocoPhillips Company and certain of its subsidiaries ended on May 17, 2022. As at June 30, 2022, $177 million was payable under this agreement. The final payment will be made in July 2022.
D) Earnings Impact of (Gains) Losses From Risk Management Positions

	Three Months Ended		Six Months Ended
For the periods ended June 30,	2022	2021	2022	2021
Realized (Gain) Loss	664	199	1,638	541
Unrealized (Gain) Loss (1)	(381)	401	(70)	253
(Gain) Loss on Risk Management	283	600	1,568	794
(1)     All WTI positions related to crude oil sales price risk management were closed by June 30, 2022.In the three months ended June 30, 2022, Cenovus recorded a realized net loss related to these positions of $467 million.
Realized and unrealized gains and losses on risk management are recorded in the reportable segment to which the derivative instrument relates.